Filed pursuant to Rule 497(e)
under the Securities Act of 1933, as amended
File Registration No.: 33-65632

SCHRODER SERIES TRUST

Supplement dated November 15, 2013 to
the Prospectus and Statement of Information dated June 24, 2013 for the

Schroder Long Duration Investment-Grade Bond Fund and

Schroder Broad Tax-Aware Value Bond Fund (the “Funds”)

The following supplements the Funds’ Investor Shares Prospectus and Statement of Additional Information.

Effective January 1, 2014, William H. Williams will no longer be a Portfolio Manager of the Funds.  Edward H. Jewett, Richard A. Rezek Jr., Andrew B. J. Chorlton, Neil G. Sutherland and Julio C. Bonilla will be continuing as Portfolio Managers of the Funds, which they have managed since each Fund’s inception.

PRO-SUP-11-2013